Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Robert A. Berman, the Chairman of the Board and Chief Executive Officer of ITUS Corporation, hereby certifies that:

1.	Amendment No. 1 to Form 10-K for the fiscal year ended October 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2015	/s/ Robert A. Berman
Robert A. Berman
Chief Executive Officer and Chairman of the Board